SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 26, 2003

(Date of earliest event reported)

Commission file number: 1-7293

TENET HEALTHCARE CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	95-2557091
(State or Incorporation)	(I.R.S. Employer Identification No.)

3820 State Street
Santa Barbara, California 93105

(Address of principal executive offices, including zip code)

(805) 563-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

ITEM 9.                                                     Tenet’s General Counsel to Depart.

On September 26, 2003, Tenet Healthcare Corporation (the “Company”) issued a press release stating that Christi R. Sulzbach, the Company’s chief corporate officer and general counsel, plans to relinquish her positions, effective November 1, 2003.  A copy of the press release is attached as Exhibit 99.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

	By:	/s/ Trevor Fetter
Trevor Fetter
President

Date: September 26, 2003

EXHIBIT INDEX

99.1                           Press Release issued on September 26, 2003.